                                                                    EXHIBIT 10.1


                               ARTICLES OF MERGER
                                       OF
                          ENTERPRISE PRODUCTS COMPANY,
                        HSC PIPELINE PARTNERSHIP, L.P.,
                        CHUNCHULA PIPELINE COMPANY, LLC,
                     PROPYLENE PIPELINE PARTNERSHIP, L.P.,
                          CAJUN PIPELINE COMPANY, LLC
                                      AND
                    ENTERPRISE PRODUCTS TEXAS OPERATING L.P.


     In accordance with the Texas Business Corporations Act, Art. 5.04, the undersigned hereby execute the following Articles of Merger, and certify as follows:

     1. The Plan of Merger attached hereto as Exhibit A, which is made a part hereof for all purposes, was adopted in accordance with the provisions of
Article 5.03 of the Texas Business Corporation Act and provides for the merger, through division, of Enterprise Products Company, a Texas corporation ("EPC"), into EPC, HSC Pipeline Partnership, L.P., a Texas limited partnership ("HSC Pipeline"), Chunchula Pipeline Company, LLC, a Texas limited liability company ("Chunchula"), Propylene Pipeline Partnership, L.P., a Texas limited partnership ("Propylene"), Cajun Pipeline Company, LLC, a Texas limited liability company ("Cajun") and Enterprise Products Texas Operating L.P., a Texas limited partnership ("Enterprise Texas), each as a surviving entity, and Transitional Operating Company, Inc., a new domestic corporation.

     2. The Plan of Merger has been approved by the shareholders of EPC, the only corporation the approval of whose shareholders is required under Section
5.03 of the Texas Business Corporation Act. EPC has 10,509,090 shares of Class A Common Stock, par value $0.50 per share, and 33,436,026 shares of Class B Stock, par value $0.50 per share. All of the outstanding Class A and Class B shares voted in favor of the adoption of the Plan.

     3. The Plan of Merger has been duly authorized on behalf of EPC, HSC Pipeline, Chunchula, Propylene, Cajun and Enterprise Texas by all action required by the laws under which each such entity was organized and by the constituent documents of each such entity.

     4. The merger contemplated by the attached Plan of Merger shall be effective at 5:00 p.m., Central Daylight Savings Time, on June 1, 1998.

     Dated June 1, 1998, but effective as provided above.

                              ENTERPRISE PRODUCTS COMPANY

                              By: /s/ A.W. Bell
                                 -------------------------
                              Name:  A.W. Bell
                              Title: Executive Vice President

                              HSC PIPELINE PARTNERSHIP, L.P.

                              By:   Enterprise Products Company, its General
                                    Partner

                                    By: /s/ A.W. Bell
                                       ---------------------------
                                    Name:  A.W. Bell
                                    Title: Executive Vice President

                              CHUNCHULA PIPELINE COMPANY, LLC

                              By: Enterprise Products Operating L.P., its Sole Member

                                    By:  Enterprise Products GP, LLC, its
                                         General Partner

                                    By: /s/ A.W. Bell
                                       ---------------------------
                                    Name:  A.W. Bell
                                    Title: Executive Vice President

                              PROPYLENE PIPELINE PARTNERSHIP, L.P.

                              By:   Enterprise Products Company, its General
                                    Partner

                                    By: /s/ A.W. Bell
                                       ---------------------------
                                    Name:  A.W. Bell
                                    Title: Executive Vice President

                              CAJUN PIPELINE COMPANY, LLC

                              By: Enterprise Products Operating L.P., its Sole Member

                                    By:  Enterprise Products GP, LLC, its
                                         General Partner

                                    By: /s/ A.W. Bell
                                       ---------------------------
                                    Name:  A.W. Bell
                                    Title: Executive Vice President

                              ENTERPRISE PRODUCTS TEXAS OPERATING L.P.

                              By:   Enterprise Products Company, its General
                                    Partner

                                    By: /s/ A.W. Bell
                                       ---------------------------
                                    Name:  A.W. Bell
                                    Title: Executive Vice President

                                 PLAN OF MERGER
                                       OF
                          ENTERPRISE PRODUCTS COMPANY,
                        HSC PIPELINE PARTNERSHIP, L.P.,
                        CHUNCHULA PIPELINE COMPANY, LLC,
                     PROPYLENE PIPELINE PARTNERSHIP, L.P.,
                          CAJUN PIPELINE COMPANY, LLC
                                      AND
                    ENTERPRISE PRODUCTS TEXAS OPERATING L.P.


     This Plan of Merger (this "Plan"), entered into on May 27, 1998, (but effective as stated below), is adopted by Enterprise Products Company, a Texas corporation ("EPC"), HSC Pipeline Partnership, L.P., a Texas limited partnership ("HSC Pipeline"), Chunchula Pipeline Company, LLC, a Texas limited liability company ("Chunchula"), Propylene Pipeline Partnership, L.P., a Texas limited partnership ("Propylene"), Cajun Pipeline Company, LLC, a Texas limited liability company ("Cajun"), and Enterprise Products Texas Operating L.P., a Texas limited partnership ("Enterprise Texas").

                                   AGREEMENTS

     1. NAMES OF ENTITIES. EPC, HSC Pipeline, Chunchula, Propylene, Cajun and Enterprise Texas is each a party to and shall be a surviving entity in the merger contemplated hereunder. Transitional Operating Company, Inc. ("Operating") is a domestic corporation that shall be created in connection with the merger contemplated hereunder.

     2. TERMS AND CONDITIONS OF MERGER. The terms and conditions of the merger provided for hereunder (the "Merger") (in addition to those set forth elsewhere in this Plan) and the mode of carrying same into effect are as follows:

          (A) The manner and basis of allocating and vesting the real estate and other property of EPC, and any related rights, liabilities or obligations, among EPC, HSC Pipeline, Chunchula, Propylene, Cajun and Operating shall be as follows:

               (i) All of the assets and liabilities described on Exhibit A (the "Retained Assets and Liabilities") shall be allocated to and vested in EPC without further act or deed; EPC shall thenceforth be responsible and liable for all liabilities and obligations (contingent or otherwise) attributable to the ownership, operation or use of the Retained Assets and Liabilities at any time before, at or after the Effective Time (as defined below); any claim or action or proceeding by or against EPC in connection with the Retained Assets and Liabilities may be prosecuted as if the Merger had not taken place; and neither the rights of creditors nor any liens upon the property of EPC shall be impaired by the Merger.

               (ii) All of the assets described on Exhibit B (the "HSC Assets") shall be allocated to and vested in HSC Pipeline without further act or deed; except with respect to any liabilities constituting a part of the Retained Assets and Liabilities, HSC Pipeline shall thenceforth be responsible and liable for all liabilities and obligations (contingent or otherwise) attributable to the ownership, operation or use of the HSC Assets at any time before, at or after the Effective Time; except for any claims constituting a part of the Retained Assets and Liabilities, any claim, existing or action or proceeding pending by or against EPC in connection with the HSC Assets may be prosecuted as if the Merger had not taken place, or HSC Pipeline may be substituted in its place; and neither the rights of creditors nor any liens upon the property of EPC shall be impaired by the Merger.

               (iii) All of the assets described on Exhibit C (the "Chunchula Assets") shall be allocated to and vested in Chunchula without further act or deed; except with respect to any liabilities constituting a part of the Retained Assets and Liabilities, Chunchula shall thenceforth be responsible and liable for all liabilities and obligations (contingent or otherwise) attributable to the ownership, operation or use of the Chunchula Assets at any time before, at or after the Effective Time; except for any claims constituting a part of the Retained Assets and Liabilities, any claim, existing or action or proceeding pending by or against EPC in connection with the Chunchula Assets may be prosecuted as if the Merger had not taken place, or Chunchula may be substituted in its place; and neither the rights of creditors nor any liens upon the property of EPC shall be impaired by the Merger.

               (iv) All of the assets described on Exhibit D (the "Propylene Assets") shall be allocated to and vested in Propylene without further act or deed; except with respect to any liabilities constituting a part of the Retained Assets and Liabilities, Propylene shall thenceforth be responsible and liable for all liabilities and obligations (contingent or otherwise) attributable to the ownership, operation or use of the Propylene Assets at any time before, at or after the Effective Time; except for any claims constituting a part of the Retained Assets and Liabilities, any claim, existing or action or proceeding pending by or against EPC in connection with the Propylene Assets may be prosecuted as if the Merger had not taken place, or Propylene may be substituted in its place; and neither the rights of creditors nor any liens upon the property of EPC shall be impaired by the Merger.

               (v) All of the assets described on Exhibit E (the "Cajun Assets") shall be allocated to and vested in Cajun without further act or deed; except with respect to any liabilities constituting a part of the Retained Assets and Liabilities, Cajun shall thenceforth be responsible and liable for all liabilities and obligations (contingent or otherwise) attributable to the ownership, operation or use of the Cajun Assets at any time before, at or after the Effective Time; except for any claims constituting a part of the Retained Assets and Liabilities, any claim, existing or action or proceeding pending by or against EPC in connection with the Cajun Assets may be prosecuted as if the Merger had not taken place, or Cajun may be substituted in its place; and neither the rights of creditors nor any liens upon the property of EPC shall be impaired by the Merger.

               (vi) All of the assets described on Exhibit F (the "Enterprise Texas Assets") shall be allocated to and vested in Enterprise Texas without further act or deed; except with respect to any liabilities constituting a part of the Retained Assets and Liabilities, Enterprise Texas shall thenceforth be responsible and liable for all liabilities and obligations (contingent or otherwise) attributable to the ownership, operation or use of the Enterprise Texas Assets at any time before, at or after the Effective Time; except for any claims constituting a part of the Retained Assets and Liabilities, any claim existing or action or proceeding pending by or against EPC in connection with the Enterprise Texas Assets may be prosecuted as if the Merger had not taken place, or Enterprise Texas may be substituted in its place; and neither the rights of creditors nor any liens upon the property of EPC shall be impaired by the Merger.

               (vii) All of the assets of EPC, other than those assets described in Sec tions 2(A)(i) through (vi) hereof, shall be allocated to and vested in Operating (the "Operating Assets") without further act or deed; except for the liabilities that other parties are designated as being responsible for pursuant to Sections 2(A)(i) through (vi) hereof, Operating shall thenceforth be responsible and liable for all liabilities and obligations (contingent or otherwise) attributable to the ownership, operation or use of the Operating Assets at any time before, at or after the Effective Time, including, without limitation, the liabilities for third-party indebtedness identified on Exhibit G (such indebtedness being herein referred to as the "Designated Indebtedness"); except for the claims that other parties are designated as being responsible for pursuant to Sec tions 2(A)(i) through (vi) hereof, any claim existing or action or proceeding pending by or against EPC in connection with the Operating Assets may be prosecuted as if the Merger had not taken place, or Operating may be substituted in its place; and neither the rights of creditors nor any liens upon the property of EPC shall be impaired by the Merger.

          (B) From and after the Effective Time, each of the parties to the Merger other than EPC shall continue to own, and be responsible for all liabilities associated with, any assets or properties owned, or business conducted by, such party prior to the Effective Time.

          (C) EPC shall be obligated for the payment of the fair value of any shares held by a shareholder of EPC who has complied with the requirements of Article 5.12 of the TBCA for the recovery of the fair value of his shares.

     3. MANNER AND BASIS OF CONVERTING SHARES OR OTHER EQUITY INTERESTS. The manner and basis of converting shares or other equity interests of each party to the Merger into shares or other equity interests of each entity that survives or is created pursuant to the Merger shall be as follows:

          (A) The shares of EPC Common Stock outstanding immediately prior to the Effective Time shall continue to be the issued and outstanding shares of EPC.

          (B) EPC shall own 1,000 shares of Common Stock of Operating.

          (C) the equity interests of HSC Pipeline, Propylene, Chunchula, Cajun and Enterprise Texas that were outstanding immediately prior to the Effective Time shall continue to be issued and outstanding equity interests of such entity.

     4. ARTICLES OF INCORPORATION OF OPERATING. Operating shall be created in connection with the Merger and shall have all the rights, privileges, immunities and powers and shall be subject to all the duties and liabilities of a domestic corporation formed under the TBCA. The Articles of Incorporation for Operating shall be as set forth on Exhibit H.

     5. ORGANIZATIONAL DOCUMENTS OF SURVIVING PARTIES. Each of EPC, HSC Pipeline, Chunchula, Propylene, Cajun and Enterprise Texas shall be a surviving entity of the Merger and the Merger shall not effect any change (through amendment, restatement or otherwise) to the Articles of Incorporation of EPC, the Articles of Organization of Chunchula or Cajun or the Certificates of Limited Partnership of HSC Pipeline, Propylene or Enterprise Texas.

     6. EFFECTIVE TIME OF THE MERGER. The Merger shall become effective at 5 p.m., Central Daylight Savings Time, on June 1, 1998 (the "Effective Time").

     7.   MISCELLANEOUS.

          (A) For the convenience of the parties and to facilitate the filing of this Plan, any number of counterparts hereof may be executed and each such counterpart shall be deemed to be an original instrument.

          (B) This Plan and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of Texas.

          (C) This Plan shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

          (D) In compliance with the requirements of Article 5.01 of the TBCA, EPC appoints the Secretary of State of the State of Texas as its agent for service of process in a proceeding to enforce any obligation or the rights of dissenting shareholders of EPC and agrees that it will promptly pay to the dissenting shareholders of EPC the amount, if any, to which they are entitled under Article 5.12 of the TBCA. EPC hereby specifies that the address to which a copy of such process shall be mailed by the Secretary of State is as follows: Enterprise Products Company, 2727 North Loop West, Houston, Texas 770002-6760, Attention: Michael Johnson.

          (E) EPC will be responsible for the payment of all fees and franchise taxes required to be paid by law and all of the surviving parties to the Merger and Operating will be obligated to pay such fees and franchise taxes if the same are not timely paid by EPC.

          (F) Each of the parties to the Merger shall execute and file such documents and take such other actions as may be necessary or appropriate to effect the transactions contemplated by this Plan.

          (G) All corporate acts, plans, policies, contracts, approvals and authorizations of EPC and its shareholders, board of directors, committees elected or appointed by the board of directors, officers and agents, in connection with the HSC Assets, which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as the acts, plans, policies, contracts, approvals and authorizations of HSC and shall be as effective and binding thereon as the same were with respect to EPC; provided, however, that notwithstanding the foregoing, no equity owner of HSC Pipeline will, as a result of the Merger, become personally liable for the liabilities or obligations of any other person or entity.

          (H) All corporate acts, plans, policies, contracts, approvals and authorizations of EPC and its shareholders, board of directors, committees elected or appointed by the board of directors, officers and agents, in connection with the Chunchula Assets, which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as the acts, plans, policies, contracts, approvals and authorizations of Chunchula and shall be as effective and binding thereon as the same were with respect to EPC; provided, however, that notwithstanding the foregoing, no equity owner of Chunchula will, as a result of the Merger, become personally liable for the liabilities or obligations of any other person or entity.

          (I) All corporate acts, plans, policies, contracts, approvals and authorizations of EPC and its shareholders, board of directors, committees elected or appointed by the board of directors, officers and agents, in connection with the Propylene Assets, which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as the acts, plans, policies, contracts, approvals and authorizations of Propylene and shall be as effective and binding thereon as the same were with respect to EPC; provided, however, that notwithstanding the foregoing, no equity owner of Propylene will, as a result of the Merger, become personally liable for the liabilities or obligations of any other person or entity.

          (J) All corporate acts, plans, policies, contracts, approvals and authorizations of EPC and its shareholders, board of directors, committees elected or appointed by the board of directors, officers and agents, in connection with the Cajun Assets, which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as the acts, plans, policies, contracts, approvals and authorizations of Cajun and shall be as effective and binding thereon as the same were with respect to EPC; provided, however, that notwithstanding the foregoing, no equity owner of Cajun will, as a result of the Merger, become personally liable for the liabilities or obligations of any other person or entity.

          (K) All corporate acts, plans, policies, contracts, approvals and authorizations of EPC and its shareholders, board of directors, committees elected or appointed by the board of directors, officers and agents, in connection with the Enterprise Texas Assets, which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as the acts, plans, policies, contracts, approvals and authorizations of Enterprise Texas and shall be as effective and binding thereon as the same were with respect to EPC; provided, however, that notwithstanding the foregoing, no equity owner of Enterprise Texas will, as a result of the Merger, become personally liable for the liabilities or obligations of any other person or entity.

          (L) All corporate acts, plans, policies, contracts, approvals and authorizations of EPC and its shareholders, board of directors, committees elected or appointed by the board of directors, officers and agents, in connection with the Operating Assets, which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as the acts, plans, policies, contracts, approvals and authorizations of Operating and shall be as effective and binding thereon as the same were with respect to EPC; provided, however, that notwithstanding the foregoing, no equity owner of Operating will, as a result of the Merger, become personally liable for the liabilities or obligations of any other person or entity.

          (M) EPC acknowledges that following the Merger, Operating intends to merge with and into Enterprise Products Operating L.P., a Delaware limited partnership (the "OLP"), such that the OLP becomes the surviving entity in such merger. As a result of such merger, any subrogation rights of EPC with respect to any repayment by EPC of the Designated Indebtedness will apply to the OLP, as the successor interest by merger to Operating. If such merger of Operating and the OLP takes place, effective concurrently with the effectivenss of such merger, EPC hereby waives any subrogation rights it may have against the partners of the OLP (but not the OLP itself) with respect to any repayment by EPC of the Designated Indebtedness.

     IN WITNESS WHEREOF, each of EPC, HSC Pipeline, Chunchula, Propylene, Cajun and Enterprise Texas has caused this Plan of Merger to be executed as of the date first above written.

                              ENTERPRISE PRODUCTS COMPANY
Attest:

/s/ John E. Smith             By: /s/ A.W. Bell
-------------------------        ---------------------------
Name:  John E. Smith             A. W. Bell
                                 Executive Vice President


                              HSC PIPELINE PARTNERSHIP, L.P.

                              By:   Enterprise Products Company, its General
                                    Partner
Attest:

/s/ John E. Smith             By: /s/ A.W. Bell
-------------------------        ---------------------------
Name:  John E. Smith             A. W. Bell
                                 Executive Vice President


                              CHUNCHULA PIPELINE COMPANY, LLC

                              By: Enterprise Products Operating L.P., its Sole Member

                                    By:  Enterprise Products GP, LLC, its
                                         General Partner
Attest:

/s/ John E. Smith             By: /s/ A.W. Bell
-------------------------        ---------------------------
Name:  John E. Smith             A. W. Bell
                                 Executive Vice President


                              PROPYLENE PIPELINE PARTNERSHIP, L.P.

                              By:   Enterprise Products Company, its General
                                    Partner
Attest:

/s/ John E. Smith             By: /s/ A.W. Bell
-------------------------        ---------------------------
Name:  John E. Smith             A. W. Bell
                                 Executive Vice President

                              CAJUN PIPELINE COMPANY, LLC

                              By: Enterprise Products Operating L.P., its Sole Member

                                    By:  Enterprise Products GP, LLC, its
                                         General Partner
Attest:

/s/ John E. Smith                        By: /s/ A.W. Bell
----------------------------                ----------------------------
Name:  John E. Smith                        A. W. Bell
                                            Executive Vice President


                              ENTERPRISE PRODUCTS TEXAS OPERATING L.P.

                              By:   Enterprise Products Company, its General
                                    Partner
Attest:

/s/ John E. Smith                        By: /s/ A.W. Bell
----------------------------                ----------------------------
Name:  John E. Smith                        A. W. Bell
                                            Executive Vice President

                                   EXHIBIT A

                        Retained Assets and Liabilities


     1. All assets and liabilities of the Enterprise Transportation Company Division, including, without limitation, all assets and liabilities reflected on the March 31, 1998 balance sheet of the Enterprise Transportation Company Division attached hereto as Attachment I.

     2. EPC's equity interests in the following entities, including any related rights of EPC as the owner of such equity interests:

          (a) Enterprise Mont Belvieu Program Company, a Texas corporation and wholly owned subsidiary of EPC;

          (b) American Enterprise Insurance, Ltd., a Bermuda company and wholly owned subsidiary of EPC;

          (c) EPC Partners II, Inc., a Delaware corporation and wholly owned subsidiary of EPC;

          (d) EPC Holdings, Ltd., a Texas limited partnership, to the extent of any interest of EPC therein;

          (e) Central Petroleum Corporation, a Texas corporation of which EPC owns 50% of the issued and outstanding Capital Stock;

          (f) Shreveport Exploration Company, a Texas corporation of which EPC owns 25% of the issued and outstanding capital stock and Central Petroleum Corporation owns the remaining 75% of the issued and outstanding capital stock;

          (g) Canadian Enterprise Gas Products, Ltd, a Canadian company in which EPC owns a 79.8% equity interest;

          (h) West Chambers Cogeneration Partners, L.P., a Texas limited partnership, to the extent of any interest of EPC therein; and

          (i) TAME Enviro-Fuel Partners, a Texas general partnership in which EPC owns a 50% general partner interest.

     3. EPC's 50% partnership interest, and all rights of EPC as a "partner," in Mont Belvieu Associates, a Texas general partnership formed pursuant to those certain Articles of Partnership of Mont Belvieu Associates dated July 17, 1985 between EPC and Tenneco Oil Company, as amended, and all rights of EPC that derive therefrom; excluding, however, the rights and interests allocated to Enterprise Texas pursuant to item #1 of Exhibit F to the Plan of Merger to which this Exhibit A is attached.

     4. All liabilities and obligations of EPC under all contracts and agreements relating to (a) its $125MM tranche of Senior Notes (Series N) due June 30, 2007, and (b) any other third-party indebted ness for borrowed money other than the Designated Indebtedness.

     5. All liabilities and obligations of EPC under that certain Consolidation Agreement dated as of April 30, 1998 among EPC and various other parties.

     6. All of EPC's interest in and rights as a general partner of Belvieu Environmental Fuels, a Texas general partnership.

     7. All of the assets and properties of EPC (contingent or otherwise) that relate to the "Sorrento Pipeline System," which is an NGL products pipeline system comprised of two subsystems aggregating 140 miles in length that serves the major refineries and petrochemical companies on the Mississippi River from near Baton Rouge, Louisiana to near New Orleans, Louisiana. The Sorrento Pipeline System is described in greater detail in the narrative description and map attached hereto as Attachments II and III. The Sorrento Pipeline System includes all of the following types of assets and properties of EPC relating thereto:

          (a) all pipelines and gathering systems, together with any meters and related equipment, pipes, fittings, valves, connections, regulators, cathodic or electric protection units and gates utilized directly in connection with the operation of such pipelines and gathering systems;

          (b) all real property interests, including any fee tracts or parcels, surface leases, rights-of-way, easements, servitudes, amendatory grants, permits, licenses and other interests in land, together with all rights, privileges, benefits, powers, tenements, hereditaments and appurtenances conferred upon the owner and holder of the such interests;

          (c) all contracts, agreements and instruments (whether oral or written) that EPC is a party to and that relate to the ownership or operation of such pipeline system;

          (d) all line pack located in such pipeline system;

          (e) all permits, licenses and approvals that relate to the ownership and operation of such pipeline system; and

          (f) all records, files, and information of EPC directly relating such pipeline system.

     8. All of the contracts, liabilities, and other interests referenced in Attachment IV.

     9. All of the assets and liabilities referenced in the list of certain "Excluded Assets and Liabilities" attached hereto as Attachment V.

     10. Any interest of EPC in the real property described on Attachment VI, which relates to the "Isomerization 200" and "DIB 200."

     11. All right, title and interest of EPC in and to any real or personal property that relates to properties or interests of EPC in any producing or exploratory oil and gas properties.

     12.  All rights of EPC under the following agreements:

          (a) Participation Agreement dated as of September 1, 1989, among Sequa Capital Corporation ("Sequa"), the institutions listed on Schedule II thereto, Duridium Trust Company, as Owner Trustee (the "Owner Trustee"), The Connecticut Bank and Trust Company, National Association, as Indenture Trustee, EPC and Enterprise Companies, Incorporated ("ECI").

          (b) Lease Agreement dated September 1, 1989, between the Owner Trustee, as lessor, and EPC, as lessee, as amended and supplemented by that certain lease Supplement No. 1, dated September 28, 1989.

          (c) Guaranty dated as of September 1, 1989, by EPC (as successor in interest by merger to ECI).

          (d) Lease Agreement dated as of September 1, 1989, between EPC, as lessor, and the Owner Trustee, as lessee.

          (e) Ground Sublease Agreement dated as of September 1, 1989, between the Owner Trustee, as sublessor, and EPC, as sublessee.

     13. Any other assets or liabilities of EPC (including contingent assets and liabilities) that relate primarily to the assets and liabilities described above.

                                   EXHIBIT B

                                   HSC ASSETS

     All of the assets and properties of EPC that relate to the "HSC Pipeline System," which is a 175-mile, NGL products pipeline system that extends west from Mont Belvieu, along the Houston ship channel to Pierce Junction, south of Houston, Texas, and includes (i) a combination 6-inch and 8-inch propane/propylene mix pipeline; (ii) a combination 8-inch and 10-inch isobutane pipeline; (iii) an 8-inch methanol pipeline; and (iv) a combination 12-inch and 16-inch NGL import/export pipeline. The HSC Pipeline System is described in greater detail in the narratve descriptions attached hereto as Attachments I and II, and further depicted on the maps attached hereto as Attachments III and IV. The HSC Pipeline System includes all of the following types of assets and properties of EPC relating thereto:

     (a) all pipelines and gathering systems, together with any meters and related equipment, pipes, fittings, valves, connections, regulators, cathodic or electric protection units and gates utilized directly in connection with the operation of such pipelines and gathering systems;

     (b) all real property interests, including any fee tracts or parcels, surface leases, rights-of-way, easements, servitudes, amendatory grants, permits, licenses and other interests in land, together with all rights, privileges, benefits, powers, tenements, hereditaments and appurtenances conferred upon the owner and holder of the such interests;

     (c) all contracts, agreements and instruments (whether oral or written) that EPC is a party to and that relate to the ownership or operation of such pipeline system;

     (d) all line pack located in such pipeline system;

     (e) all permits, licenses and approvals that relate to the ownership and operation of such pipeline system; and

     (f) all records, files, and information of EPC directly relating such pipeline system.

                                   EXHIBIT C

                                CHUNCHULA ASSETS

     All of the assets and properties of EPC that relate to the "Chunchula Pipeline System," which is a 117-mile, 6-inch, NGL products pipeline system that originates at the Alabama-Florida border and extends west to EPC's NGL storage and fractionation facility in Petal, Mississippi. The Chunchula Pipeline System is described in greater detail in the narratve description and map attached hereto as Attachments I and II. The Chunchula Pipeline System includes all of the following types of assets and properties of EPC relating thereto:

     (a) all pipelines and gathering systems, together with any meters and related equipment, pipes, fittings, valves, connections, regulators, cathodic or electric protection units and gates utilized directly in connection with the operation of such pipelines and gathering systems;

     (b) all real property interests, including any fee tracts or parcels, surface leases, rights-of-way, easements, servitudes, amendatory grants, permits, licenses and other interests in land, together with all rights, privileges, benefits, powers, tenements, hereditaments and appurtenances conferred upon the owner and holder of the such interests;

     (c) all contracts, agreements and instruments (whether oral or written) that EPC is a party to and that relate to the ownership or operation of such pipeline system;

     (d) all line pack located in such pipeline system;

     (e) all permits, licenses and approvals that relate to the ownership and operation of such pipeline system; and

     (f) all records, files, and information of EPC directly relating such pipeline system.

                                   EXHIBIT D

                                PROPYLENE ASSETS

     All of the assets and properties of EPC that relate to the "Propylene Pipeline System," which is 134- mile propylene pipeline system that extends from Mont Belvieu to Montell's polypropylene plants in Lake Charles, Louisiana and Bayport, Texas and Aristech's facility in LaPorte, Texas. The Sorrento Pipeline System is described in greater detail in the narratve description and map attached hereto as Attachments I and II. The Propylene Pipeline System includes all of the following types of assets and properties of EPC relating thereto:

     (a) all pipelines and gathering systems, together with any meters and related equipment, pipes, fittings, valves, connections, regulators, cathodic or electric protection units and gates utilized directly in connection with the operation of such pipelines and gathering systems;

     (b) all real property interests, including any fee tracts or parcels, surface leases, rights-of-way, easements, servitudes, amendatory grants, permits, licenses and other interests in land, together with all rights, privileges, benefits, powers, tenements, hereditaments and appurtenances conferred upon the owner and holder of the such interests;

     (c) all contracts, agreements and instruments (whether oral or written) that EPC is a party to and that relate to the ownership or operation of such pipeline system;

     (d) all line pack located in such pipeline system;

     (e) all permits, licenses and approvals that relate to the ownership and operation of such pipeline system; and

     (f) all records, files, and information of EPC directly relating such pipeline system.

                                   EXHIBIT E

                                  CAJUN ASSETS

     All of the assets and properties of EPC that relate to the "Cajun Pipeline System," which is an 86-mile, 6-inch, 20,000 barrel per day, ethane pipeline system that extends from Henry, Louisiana to Gillis, Louisiana, northeast of Lake Charles, Louisiana. The Cajun Pipeline System is described in greater detail in the narratve description and map attached hereto as Attachments I and
II. The Cajun Pipeline System includes all of the following types of assets and properties of EPC relating thereto:

     (a) all pipelines and gathering systems, together with any meters and related equipment, pipes, fittings, valves, connections, regulators, cathodic or electric protection units and gates utilized directly in connection with the operation of such pipelines and gathering systems;

     (b) all real property interests, including any fee tracts or parcels, surface leases, rights-of-way, easements, servitudes, amendatory grants, permits, licenses and other interests in land, together with all rights, privileges, benefits, powers, tenements, hereditaments and appurtenances conferred upon the owner and holder of the such interests;

     (c) all contracts, agreements and instruments (whether oral or written) that EPC is a party to and that relate to the ownership or operation of such pipeline system;

     (d) all line pack located in such pipeline system;

     (e) all permits, licenses and approvals that relate to the ownership and operation of such pipeline system; and

     (f) all records, files, and information of EPC directly relating such pipeline system.

                                   EXHIBIT F

                            Enterprise Texas Assets

1. 98% of EPC's rights to distributions, profits, losses and capital in respect of its 50% partnership interest in Mont Belvieu Associates, a Texas general partnership formed pursuant to those certain Articles of Partnership of Mont Belvieu Associates dated July 17, 1985 between Enterprise Products Company and Tenneco Oil Company, as amended, such that EPC will be an "assignee" in respect of such portion of EPC's 50% partnership interest in Mont Belvieu Associates.

2. An undivided 12.5% interest in the Seminole Fractionator and the West Texas Fractionator, together with all alterations, additions and modifications thereto, and all rights and obligations of EPC in respect of such undivided 12.5% interest under that certain Restated Operating Agreement for the Mont Belvieu Fractionation Facilities (Chambers County, Texas) dated effective as of January 1, 1985 among EPC, Texaco Producing, Inc., El Paso Hydrocarbons Company and Champlin Petroleum Company, as amended.

                                   EXHIBIT G

         CERTAIN THIRD PARTY INDEBTEDNESS OF EPC ALLOCATED TO OPERATING


1.   11.60% Senior Note, Series B due January 2, 2003

2.   8.92% Senior Note, Series D due January 1, 2002

3.   9.03% Senior Note, Series F due July 1, 2004

4.   11.85% Senior Note, Series K due May 15, 1999

5.   10.19% Senior Note, Series L due October 31, 1999

6.   9.14% Senior Note, Series M due December 31, 2004

7.   9.30% Subordinated Notes with Contingent Interest due April 30, 2000

8.   $80,000,000 Revolving Line of Credit (The Chase Manhattan Bank - Agent)

9. All Indebtedness arising pursuant to that certain Term Loan Agreement, dated as of January 1, 1998, between Enterprise Products Company and Bank One, Texas, N.A.

10. All Indebtedness arising pursuant to that certain Promissory Note dated April 10, 1998, of EPC payable to The Chase Manhattan Bank in the principal amount of $10,000,000.

11. All Indebtedness arising pursuant to that certain Promissory Note dated April 10, 1998, of EPC payable to The Long Term Credit Bank of Japan, Limited, New York Branch, in the principal amount of $10,000,000.

                                   EXHIBIT H

                           ARTICLES OF INCORPORATION

                                       OF

                      TRANSITIONAL OPERATING COMPANY, INC.


     Enterprise Products Company, a Texas corporation, does hereby adopt the following Articles of Incorporation for Transitional Operating Company, Inc., a Texas corporation being incorporated pursuant to a plan of merger executed in accordance with Section 5.01 of the Texas Business Corporation Act :

                                  ARTICLE ONE

     The name of the corporation is Transitional Operating Company, Inc.

                                  ARTICLE TWO

     The period of its duration is perpetual.

                                 ARTICLE THREE

     The purpose or purposes for which the corporation is organized are:
               To transact any and all lawful business for which corporations may be incorporated under the Texas Business Corporation Act; and

               In general, to have and exercise all of the powers conferred by the laws of Texas upon corporations formed under the Texas Business Corporation Act, and to do any and all things hereinbefore set forth to the same extent as natural persons might or could do.

                                  ARTICLE FOUR

          The aggregate number of shares which the corporation shall have authority to issue is one thousand (1,000) shares, and the par value of each of such shares shall be One Dollar ($1.00). All such shares shall be of one class and shall be designated as Common Stock.

          No shareholder shall have a preemptive right to acquire any shares or securities of any class, whether now or hereafter authorized, which may at any time be issued, sold or offered for sale by the corporation.

                                  ARTICLE FIVE

          The corporation will not commence business until it has received for the issuance of its shares consideration of the value of One Thousand Dollars ($1,000), consisting of money paid, labor done or property actually received.

                                  ARTICLE SIX

          The address of its initial registered office is 2727 North Loop West, Houston, Texas 77008, and the name of its initial registered agent at such address is Gary L. Miller.

                                 ARTICLE SEVEN

          The number of directors constituting the initial Board of Directors is one (1) and the name and address of the person who is to serve as the director of the corporation until the first annual meeting of the shareholders or until a successor is elected and qualified is Gary L. Miller, 2727 North Loop West, Houston, Texas 77008.

          The right of shareholders to cumulative voting in the election of directors is expressly prohibited.

                                 ARTICLE EIGHT

          The corporation is being incorporated pursuant to a plan of merger executed in accordance with Section 5.01 of the Texas Business Corporation Act.

                                  ARTICLE NINE

          Unless a Bylaw adopted by the shareholders provides otherwise as to all or some portion of the corporation's Bylaws, the corporation's shareholders may amend, repeal or adopt the corporation's Bylaws even though the Bylaws may also be amended, repealed or adopted by its Board of Directors.

                                  ARTICLE TEN

          A director of the Corporation shall not be liable to the Corporation or its shareholders for monetary damages for an act or omission in the director's capacity as a director, except that this Article Ten does not eliminate or limit the liability of a director to the extent the director is found liable for (i) a breach of the director's duty of loyalty to the Corporation or its shareholders; (ii) an act or omission not in good faith that constitutes a breach of duty of the director to the Corporation or an act or omission that involves intentional misconduct or a knowing violation of the law; (iii) a transaction from which the director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director's office; or (iv) an act or omission for which the liability of a director is expressly provided by an applicable statute. Any repeal or amendment of this Article Ten by the shareholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the liability of a director of the Corporation existing at the time of such repeal or amendment. In addition to the circumstances in which the director of the Corporation is not liable as set forth in the preceding sentences, the director shall not be liable to the fullest extent permitted by any provisions of the statutes of Texas hereafter enacted that further limits the liability of a director.

                                 ARTICLE ELEVEN

          Any action required by the Texas Business Corporation Act to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted.

          Prompt notice of the taking of any action by the shareholders without a meeting by less than unanimous written consent shall be given to those shareholders who did not consent in writing to the action.


                                    ENTERPRISE PRODUCTS COMPANY

                                    By:  ___________________________
                                    Name:___________________________
                                    Title:__________________________


                                     -12-